UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 26, 2026
Date of Report (date of earliest event reported)

NovoCure Limited
(Exact name of registrant as specified in its charter)

Jersey	001-37565		98-1057807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

No. 4 The Forum, Grenville Street	St. Helier	Jersey	JE2 4UF
(Address of Principal Executive Offices)			(Zip Code)
+44 (0) 15 3475 6700
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	NVCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01     Regulation FD Disclosure.

On March 26, 2026, the Company issued a press release announcing positive results from the Phase 2 PANOVA-4 trial of Tumor Treating Fields (TTFields) therapy concomitant with atezolizumab (Tecentriq®)*, gemcitabine and nab-paclitaxel (gem/nab-pac) as a first-line treatment for metastatic pancreatic ductal adenocarcinoma (mPDAC).

PANOVA-4 met its pre-specified primary endpoint, achieving a statistically significant improvement in disease control rate (DCR) compared to the DCR reported in the Phase 3 MPACT study used as the historical control1. The DCR in patients treated with TTFields therapy concomitantly with atezolizumab and gem/nab-pac (N=78) was 74.4% compared to a DCR of 48% in patients receiving gem/nab-pac alone (N=431) in the historical control (difference = 26.4%, 1-sided p-value < 0.001).

*Tecentriq® (atezolizumab) is a registered trademark of Genentech, a member of the Roche Group.

1 Von Hoff DD, Ervin T, Arena FP, Chiorean EG, Infante J, Moore M, et al. Increased Survival in Pancreatic Cancer with nab‑Paclitaxel plus Gemcitabine. The New England Journal of Medicine. 2013;369(18):1691–170.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of NovoCure Limited, dated March 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited
(Registrant)

Date: March 26, 2026

By: /s/ Christoph Brackmann
Name: Christoph Brackmann
Title: Chief Financial Officer